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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) August 18, 2003
                                                         ---------------


                         Lexington Precision Corporation
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             (Exact name of Registrant as specified in its charter)





         Delaware                     0-3252                      22-1830121
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(State or other jurisdiction        (Commission               (I.R.S. Employer
     of incorporation)              File Number)             Identification No.)



         767 Third Avenue, New York, NY                            10017
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(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code (212) 319-4657
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          (Former name or former address, if changed since last report)




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Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


     (c)  EXHIBITS

          Exhibit 99.1     Press release dated August 18, 2003.



Item 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     The information in this Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any filing of the company under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

     On August 18, 2003, Lexington Precision Corporation issued a press release announcing financial results for the quarter ended June 30, 2003. A copy of the press release is attached hereto as Exhibit 99.1.













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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  August 18, 2003                 LEXINGTON PRECISION Corporation


                                        By: /s/  Dennis J. Welhouse
                                            ------------------------------------
                                            Name:  Dennis J. Welhouse
                                            Title: Senior Vice President and
                                                     Chief Financial Officer

















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                                  EXHIBIT INDEX

Exhibit
Number        Exhibit Name                                        Location
------        ------------                                        --------

99.1          Press release dated August 18, 2003.                Filed herewith


















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